SUPPLEMENT Dated February 17, 2010
To The Current Prospectuses For

ING GoldenSelect Access	ING GoldenSelect Premium Plus
ING GoldenSelect ESII	ING Architect Variable Annuity
ING GoldenSelect Generations	ING GoldenSelect Landmark

Issued By ING USA Annuity and Life Insurance Company
Through Its Separate Account B

This supplement updates the prospectus for your variable annuity contract. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, or to give us alternative allocation instructions, please call our Customer Service Center at 1-800-366-0066.

NOTICE OF LIQUIDATION

Effective after the close of business on April 30, 2010, the following investment portfolio indicated as the Liquidating Portfolio will liquidate and the proceeds will be placed in the investment portfolio indicated as the Surviving Portfolio:

Liquidating Portfolio	Surviving Portfolio
ING Russell Global Large Cap Index 75% Portfolio	ING Intermediate Bond Portfolio (Class S)
(Class S)

The Surviving Portfolio is a Fixed Allocation Fund. This designation is important for you to know if you purchased a living benefit rider, along with your contract, which has an asset allocation requirement and is subject to periodic rebalancing, namely, Fixed Allocation Funds Automatic Rebalancing.

Also, the Surviving Portfolio is designated as a Covered Fund for purposes of certain optional living benefit riders and the death benefits. Contract value allocated to a Covered Fund is eligible for inclusion in calculating the guaranteed portion of a benefit associated with your contract. Please refer to the prospectus for more information.

Important Information Regarding Liquidation:

The liquidation will be administered pursuant to a liquidation and dissolution plan, which was approved by the board of trustees of the Liquidating Portfolio on December 16, 2009. The plan is subject to shareholder approval. If shareholder approval is obtained, the liquidation and dissolution is expected to take place after the close of business on April 30, 2010. The liquidation and dissolution is being proposed because the Liquidating Portfolio has been less popular with the public than originally anticipated. The
Liquidating Portfolio has failed to garner and maintain sufficient assets to reach scale and its management does not anticipate that the Liquidating Portfolio will be able to attract sufficient additional assets in the foreseeable future to maintain viability. Maintaining the Liquidating Portfolio at its current asset levels has been determined not to be beneficial in the long-term to shareholders.

Before the liquidation date, you may reallocate contract value in the Liquidating Portfolio to another investment portfolio currently available under the contract. This reallocation will neither count as a transfer for purposes of our Excessive Trading Policy nor be subject to a transfer charge under the contract. Contract value remaining in the Liquidating Portfolio on the liquidation date will be placed in the Surviving Portfolio. Thereafter, the Liquidating Portfolio will no longer be available under the contract.

ING USA – Sept. Acc. B – 155311	1	04/30/10

Unless you provide us with alternative allocation instructions, all future allocations directed to the
Liquidating Portfolio will be automatically allocated to the Surviving Portfolio. As a consequence of this liquidation, pursuant to Fixed Allocation Funds Automatic Rebalancing, your contract value may be automatically rebalanced in order to conform to the required specified percentage of contract value in the
Fixed Allocation Funds. Please refer to the prospectus for the details of Fixed Allocation Funds
Automatic Rebalancing. It is important to request a reallocation before the liquidation date if you do not want your contract value in the Liquidating Portfolio to be placed in the Surviving Portfolio.

References in the prospectus to the Liquidating Portfolio are hereby deleted, effective on and after April
30, 2010.

ING USA – Sept. Acc. B – 155311	2	04/30/10